A.G. EDWARDS, INC.

                   1988 INCENTIVE STOCK PLAN

                        1995 RESTATEMENT


                            RECITALS

     This Plan originally became effective in April 1988.  It was amended in
(1) June 1990 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 4,060,000 shares (which number has since been adjusted to 7,612,500 shares to reflect a 50% and a 25% stock dividend, treated as a stock split), (2) April 1992 by the Board of Directors to comply with changes under Section 16(b) of the Exchange Act and
(3) June 1992 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 13,862,500 shares (which number has since been adjusted to 17,328,125 to reflect a 25% stock dividend, treated as a stock split).

     The Company now wishes to amend the Plan to increase the number of shares available under the Plan to 26,328,125, subject to approval of the stockholders of the Company, and to make certain other changes.

     NOW, THEREFORE, effective June 22, 1995, the Plan is hereby amended and restated in its entirety as follows:

1.   PURPOSE.

     The purpose of the A.G. Edwards, Inc. 1988 Incentive Stock Plan (the "Plan") is to motivate employees of A.G. Edwards, Inc. (the "Company") and its subsidiaries through added incentives to make a maximum contribution to Company objectives.

2.   DEFINITIONS.

     As used in the Plan, the following words shall have the following meanings:

     "Administrator" has the meaning ascribed to it in Section 3(a) of the Plan.

     "Award Amount" has the meaning ascribed to it in Section 5(b) of the Plan.

     "Benefits" means the benefits awarded to Participants as described in Sections 5 through 9 of the Plan. Benefits may be awarded separately or in any combination.

     "Board of Directors" means the Board of Directors of the Company.

     "Business Day" means any day on which the New York Stock Exchange is open for business.

     "Change in Control" means the occurrence of any of the following events without the prior approval of the Board of Directors: (a) a merger, consolidation or reorganization of the Company in which the Company does not survive as an independent entity; (b) a sale of all or substantially all of the assets of the Company; (c) the first purchase of shares of Common Stock of the Company pursuant to a tender or exchange offer for more than 20% of the Company's outstanding shares of Common Stock; or (d) any change in control of a nature that, in the opinion of the Board of Directors, would be required to be reported under the federal securities laws; provided that such a change in control shall be deemed to have occurred if (i) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election of any director, who was not a director at the beginning of the period, was approved by a vote of at least 70% of the directors then still in office who were directors at the beginning of the period.

     "Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include: (i) that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section, and (ii) any rules or regulations promulgated under such section.

     "Common Stock" means the $1.00 par value common stock of the Company, together with the Common Stock Purchase Rights (as described in the Rights Agreement dated December 30, 1988 by and between the Company and Boatmen's Trust Company, as Rights Agent) associated with such common stock.

     "Company" has the meaning ascribed to it in Section 1 of the Plan.

     "Competition with the Company" means, with respect to any individual, owning, managing, controlling, participating in or becoming connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any business, individual, partnership or corporation that is engaged significantly, or is planning to become engaged significantly, in a business which, directly or indirectly, competes with a business of the Company or a Subsidiary; provided, merely acquiring or holding shares of any business entity that has its securities listed on a national securities exchange or quoted in the daily listing of over-the-counter market securities shall not constitute such competition so long as such individual and members of such individual's family do not own more than 1% of the voting securities of such an entity.

     "Corporate Executive Bonus" has the meaning ascribed to it in Section 4 of the Plan.

     "Corporate Executive Bonus Plan" has the meaning ascribed to it in
Section 4 of the Plan.

     "Date of Grant" has the meaning ascribed to it in Section 7(b) of the Plan.

     "Deferred Award Date" has the meaning ascribed to it in Section 6(e) of the Plan.

     "Disability" means a total and permanent disability that renders a Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three years.

     "Disinterested Administrator" means an Administrator composed of the Board of Directors, if each member is a disinterested person, or a committee of two or more directors of the Company, each of whom is a disinterested person.

     "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act, or any successor rule thereto.

     "Eligible Employee" has the meaning ascribed to it in Section 4 of the Plan.

     "Employee" means any individual who is employed by the Company or a Subsidiary.

     "Employee Stock Purchase Plan" has the meaning ascribed to it in Section 7 of the Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a section of the Exchange Act shall include: (i) that section and any comparable section or sections of any future legislation that amends, supplements or supercedes that section, and (ii) any rules or regulations promulgated under such section.

     "Exercise Price" has the meaning ascribed to it in Section 5(d) of the Plan.

     "Incentive Stock Options" has the meaning ascribed to it in Section 8 of the Plan.

     "Market Value" means, with respect to a share of Common Stock on a particular date, the average of the highest and lowest quoted selling prices on the particular date. If there are no sales on that date, the Market Value shall be the weighted average of the mean between the highest and lowest quoted selling prices on the nearest date before and the nearest date after that date. Such average shall be weighted inversely by the respective number of trading days between the selling dates and the valuation date.

     "Offered Shares" has the meaning ascribed to it in Section 7(b) of the Plan.

     "Offering" has the meaning ascribed to it in Section 7 of the Plan.

     "Offering Period" has the meaning ascribed to it in Section 7(e) of the Plan.

     "Option Award Date" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Option Award Amount" has the meaning ascribed to it in Section 5(c) of the Plan.

     "Option Awards" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Option Determination Date" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Options" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Over 60 Participant" has the meaning ascribed to it in Section 6(e) of the Plan.

     "Participant" means each eligible Employee who receives a Benefit or an award of Benefits under the Plan.

     "Phantom Stock Credits" has the meaning ascribed to it in Section 6(e) of the Plan.

     "Plan" has the meaning ascribed to it in Section 1 of the Plan.

     "Purchase Price" has the meaning ascribed to it in Section 7(d) of the Plan.

     "Reporting Person" means any person who is an officer or director, within the meaning of the Exchange Act, and the rules and regulations promulgated thereunder, of the Company.

     "Restricted Period" has the meaning ascribed to it in Section 6(c)(1) of the Plan.

     "Restricted Share Award Amount" has the meaning ascribed to it in
Section 6(b) of the Plan.

     "Restricted Share Award Date" has the meaning ascribed to it in Section 6(a) of the Plan.

     "Restricted Share Awards" has the meaning ascribed to it in Section 6(a) of the Plan.

     "Restricted Share Determination Date" has the meaning ascribed to it in
Section 6(a) of the Plan.

     "Restricted Shares" has the meaning ascribed to it in Section 6(a) of the Plan.

     "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Exchange Act, or any successor rule thereto.

     "Section 423 Options" has the meaning ascribed to it in Section 7(a) of the Plan.

     "Senior Participant" has the meaning ascribed to it in Section 5(f) of the Plan.

     "Stock Purchase Plan Eligible Employee" has the meaning ascribed to it in
Section 7(a) of the Plan.

     "Subsidiary" means any corporation, partnership, joint venture or business trust, control of which is owned, directly or indirectly, by the Company; provided, for the purpose of any Incentive Stock Options and options granted pursuant to the Employee Stock Purchase Plan, "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424 of the Code.

     "Termination of Employment," whether or not capitalized when used herein, or any other similar phrase used herein to refer to the employment of an Employee with the Company being terminated means the Employee ceases to be employed by the Company whether the cessation of employment is voluntary or involuntary and regardless of whether the employment of the Employee with the Company ceases because the Employee quits, is discharged, retires, is disabled or dies.

     "Termination for Aggravated Cause" means a Termination of Employment (whether voluntary or involuntary) because any of the following acts or events have occurred: any action or failure to act by a Participant that results in or is likely to result in detriment to the Company or any of its Subsidiaries, employees or customers; violation of any securities law; dishonesty whether or not resulting in a direct or indirect monetary loss; insubordination; drunkenness; use of harmful drugs; willful destruction of property; provocation or continuous agitation of the Company's or any Subsidiary's customers or employees; or conviction of a felony or a misdemeanor.

     "Vesting Period" has the meaning ascribed to it in Section 5(d) of the Plan.

3.   ADMINISTRATION.

     (a) Appointment. The Plan shall be administered by the Board of Directors of the Company or by one or more committees the members of which need not be members of the Board of Directors (collectively, the "Administrator") appointed by the Board of Directors. Such a committee may be appointed by designating another committee, such as the Compensation Committee of A.G. Edwards & Sons, Inc., to serve as Administrator. All of the duties of the Administrator may be assigned to one committee or, if the Board of Directors appoints more than one committee to serve as Administrator, the Board of Directors may allocate the specific duties of the Administrator among such committees. A particular committee to whom a specific duty is so allocated shall have the sole responsibility and authority for carrying out such duty. A committee shall continue to serve in its appointed role until its role is terminated or changed by the Board of Directors.

     (b) Duties. Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan (including, without limitation, developing or approving forms to implement all or any part of the Plan), to delegate its authority and duties under the Plan, and to take all such steps and make all such rules or determinations in connection with the Plan and any of the Benefits provided by the Plan as it may deem necessary or advisable (including, without limitation, rules relating to any tax withholding requirements, designation of beneficiaries, ownership of shares in joint names and restoration of awards for rehired Participants); provided, however, the Administrator shall not have the authority to change the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan; provided, further, with respect to the forfeiture of any Benefits, only a Disinterested Administrator may make a determination that a Reporting Person has incurred a Termination for Aggravated Cause.

4.   ELIGIBILITY.

     "Eligible Employee" shall include any individual who is an Employee of the Company or a Subsidiary at the time Benefits under the Plan are awarded and who
(i) is a non-Reporting Person who satisfies the eligibility requirements established by the Administrator, from time to time, taking into account such factors as the Administrator may consider relevant (which may include, but need not include, the nature of services rendered by the Employee or the capacity of the Employee to contribute to the success of the Company), or (ii) is a Reporting Person who is a participant in the "Corporate Executive Bonus Plan" as of October 1, and as of the last day, of the fiscal year of the Company for which the Benefits are awarded.

     For the purposes of this Section 4 and Section 5: (i) "Corporate Executive Bonus Plan" means the compensation plan by such name together with the Performance Plan for Executives each as adopted by the Company or a subsidiary of the Company, and shall continue to refer to such plans even if the name or terms of such plans are changed in the future, whereby officers of the Company and Subsidiaries who are not otherwise eligible for or who do not otherwise receive variable compensation or bonuses participate in a defined bonus pool, and (ii) "Corporate Executive Bonus" means a bonus received by an Eligible Employee from the Corporate Executive Bonus Plan. The terms and conditions relating to the Corporate Executive Bonus Plan with respect to Reporting Persons, including, without limitation, the requisite qualifications for Employees who are Reporting Persons, shall not be changed more frequently than is permitted for a change in the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan, and any such change shall be deemed to be a change and amendment to the Plan.

5.   STOCK OPTIONS.

     (a) Grant and Time of Award. Subject to each Eligible Employee's election under Section 5(c), options ("Options") shall be granted to Eligible Employees to purchase shares of Common Stock from the Company on the terms specified herein. Options shall be in the form of "Nonqualified Stock Options," which are not intended to qualify as incentive stock options within the meaning of
Section 422A of the Code. Awards of Options ("Option Awards") shall be made for each fiscal year of the Company during the term of the Plan as of the last day of each such fiscal year (an "Option Award Date"). The amount of the Option Awards on a specific Option Award Date shall be determined in accordance with Sections 5(b) and (c) as soon as administratively practical after the end of each such fiscal year (an "Option Determination Date").

     (b) Amount of Award. The total amount of the award (the "Award Amount") for both Options and Restricted Shares (as hereinafter defined) to which an Eligible Employee is entitled for any specific fiscal year of the Company shall be equal to: (i) 25% of such Eligible Employee's Corporate Executive Bonus for such fiscal year if such Eligible Employee is a Reporting Person or (ii) such amount as may be determined by the Administrator if such Eligible Employee is a non-Reporting Person. The Award Amount hereunder to an Eligible Employee is for services rendered by the Eligible Employee during the fiscal year of the Company on which such Award Amount is based. In no event shall the Award Amount for any specific Eligible Employee in any given fiscal year of the Company beginning on or after March 1, 1995 exceed $100,000. If an Eligible Employee (who is a Reporting Person) does not receive a Corporate Executive Bonus for any specific fiscal year of the Company for which awards of Benefits are to be made, he will not be entitled to an award of Options or Restricted Shares for that fiscal year.

     (c) Election of Awards. An Eligible Employee may elect to receive his Award Amount in any specific fiscal year of the Company as (i) 100% Restricted Shares; (ii) 50% Restricted Shares and 50% Options, or (iii) 100% Options. An Eligible Employee's Award Amount in any specific fiscal year of the Company will automatically be divided 50% Restricted Shares and 50% Options if his election form is not received within the time period specified by the Administrator. The portion of any Award Amount elected, or deemed elected, by an Eligible Employee to be received as Options is hereafter referred to as an "Option Award Amount."

     The number of shares of Common Stock subject to Options awarded to a Participant for a specific fiscal year of the Company shall be determined by dividing such Participant's Option Award Amount for such fiscal year by the greater of (a) the Market Value of a share of Common Stock on the applicable Option Determination Date, or (b) $16 (subject to adjustment as referred to in Section 10), and multiplying such number by 2.5. All calculations shall be rounded down to the nearest whole share.

     (d) Exercise. Options shall entitle a Participant to purchase shares of Common Stock at a price (an "Exercise Price") per share equal to the Market Value of the Common Stock on the applicable Option Determination Date. Options shall become exercisable three (3) years after the applicable Option Award Date (a "Vesting Period"), and must be exercised no later than eight (8) years, unless extended, after the applicable Option Award Date. Any Vesting Period shall be extended by the length of any leave of absence, except a leave of absence for medical reasons approved in writing by the Administrator. Options that are not exercised within eight (8) years (unless extended) after the applicable Option Award Date will lapse. A Participant may exercise all of his vested Options in any order and at one time or at different times for less than the total amount until all of his vested Options have been exercised. A Participant may exercise his Options only by giving the Administrator written notice of his intent to exercise his Options. The written notice must be in a form acceptable by the Administrator. When a Participant exercises an Option, the applicable Exercise Price is payable to the Company in full in cash; provided, the Administrator may permit a Participant to pay for all or any part of the Common Stock purchased on exercise of an Option with shares of Common Stock (valued at their Market Value on the date of the exercise) already owned by the Participant or acquired pursuant to the exercise of his Options.

     (e)  Restrictions.

          (1) Assignment. During a Participant's lifetime, Options shall be exercisable only by the Participant. A Participant cannot transfer or assign his Options awarded under the Plan other than by will or by the laws of descent and distribution.

          (2) Forfeiture. A Participant will forfeit his unvested Options if his employment with the Company is terminated for any reason other than death or Disability on or before the end of any applicable Vesting Period. A Termination of Employment shall not be deemed to occur if a Participant merely transfers from the Company to a Subsidiary, from one Subsidiary to another Subsidiary or from a Subsidiary to the Company.

          (3)  Termination of Restrictions.

               (A) If a Participant's employment is terminated before the end of any applicable Vesting Period because of death or Disability, his unvested Options may be exercised by him (or his beneficiary, personal representative or distributee, as applicable) during a five-year exercise period beginning as of the date of such Termination of Employment, but in no event later than the expiration of the applicable original exercise period.

               (B) Any Vesting Period shall end and all unvested Options shall become exercisable immediately upon a Change in Control.

          (4) No Rights as a Stockholder. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

     (f) Awards for Senior Participants. The terms of this Section 5(f) shall apply to any unvested Options held by a Participant age 57 or older (a "Senior Participant"). The following percentage of shares subject to any unvested Option held by a Senior Participant shall not be forfeited (but shall remain subject to any applicable Vesting Period) merely because such Senior Participant's employment with the Company is terminated (other than a Termination for Aggravated Cause):

        ATTAINED AGE AT                      PERCENT
   TERMINATION OF EMPLOYMENT              NOT FORFEITED
57 but less than 58                            25%
58 but less than 59                            50%
59 but less than 60                            75%
60 and over                                   100%

     Upon a Termination for Aggravated Cause, a Senior Participant shall forfeit all unvested Options. A Senior Participant who engages in Competition with the Company within any Vesting Period shall forfeit his unvested Options at the time such Competition with the Company commences. All of the Options of a Senior Participant shall become fully vested immediately upon a Change in Control. Any restrictions, terms or conditions in this Section 5 applicable to Options generally shall apply to a Senior Participant's Options to the extent they are not inconsistent with the provisions of this Section 5(f).

6.   RESTRICTED SHARES.

     (a) Time of Award. "Restricted Shares" are shares of Common Stock that are subject to certain restrictions on their disposition and to the rights of the Company to reacquire such shares upon the occurrence of certain events, all on the terms specified in the Plan. Subject to an Eligible Employee's election under Section 5(c), Restricted Shares shall be awarded to Eligible Employees on the terms specified herein. Awards of Restricted Shares ("Restricted Share Awards") shall be made for each fiscal year of the Company during the term of the Plan as of the last day of each such fiscal year (a "Restricted Share Award Date"). The amounts of the Restricted Share Awards shall be determined in accordance with Section 6(b) as soon as administratively practical after the end of each such fiscal year (a "Restricted Share Determination Date").

     (b) Amount of Award. The portion of an Award Amount in any specific fiscal year that is available for Restricted Shares (a "Restricted Share Award Amount") shall be equal to such Award Amount less any Option Award Amount elected, or deemed elected, pursuant to Section 5(c) with respect to such Award Amount. The number of Restricted Shares awarded to a Participant for any specific fiscal year of the Company is determined by dividing the Participant's Restricted Share Award Amount for such fiscal year by the greater of (a) the Market Value of the Common Stock on the applicable Restricted Share Determination Date and (b) $16 (subject to adjustment as referred to in Section 10). All calculations shall be rounded down to the nearest whole share.

     (c)  Restrictions.

          (1) Restricted Period. Restricted Shares shall be subject to the restrictions described herein for three (3) years from their applicable Restricted Share Award Date (a "Restricted Period"). Any Restricted Period shall be extended by the length of any leave of absence, except a leave of absence for medical reasons approved in writing by the Administrator.

          During any Restricted Period, a Participant will have the entire beneficial ownership and the right to vote his Restricted Shares and receive any dividends thereon; provided, however, a Participant may not sell, transfer, pledge or otherwise dispose of or encumber his Restricted Shares (other than by will or by the laws of descent and distribution) during any applicable Restricted Period. A Participant shall not be entitled to delivery of a certificate representing shares of Common Stock until the expiration of the Restricted Period applicable to such shares as Restricted Shares.

          (2) Forfeiture. A Participant will forfeit his Restricted Shares if his employment with the Company is terminated for any reason other than death or Disability within any Restricted Period. A termination of employment shall not be deemed to occur if a Participant merely transfers from the Company to a Subsidiary, from one Subsidiary to another Subsidiary or from a Subsidiary to the Company.

          (3)  Termination of Restrictions.

               (A) If a Participant's employment with the Company is terminated during any Restricted Period because of death or Disability, the restrictions on his Restricted Shares will end and he (or his beneficiary, personal representative or distributee, as applicable) will be entitled to receive and retain his Restricted Shares.

               (B) A Restricted Period shall end, and Participants shall have a nonforfeitable right to their Restricted Shares, immediately upon a Change in Control.

     (d) Awards for Senior Participants. The terms of this Section 6(d) shall apply to any Restricted Shares held by a Senior Participant, except as may be provided in Section 6(e). A percentage of any Restricted Shares held by a Senior Participant shall not be forfeited (but shall remain subject to their restrictions during any applicable Restricted Period) merely because such Senior Participant's employment with the Company is terminated (other than a Termination for Aggravated Cause). Such percentage shall be determined in the same manner as for Options pursuant to Section 5(f). Upon a Termination for Aggravated Cause, a Senior Participant shall forfeit all of his Restricted Shares still subject to a Restricted Period at the time of termination. A Senior Participant who engages in Competition with the Company during any Restricted Period shall forfeit all of his Restricted Shares subject to a Restricted Period at the time such Competition with the Company commences. A Restricted Period applicable to a Senior Participant's Restricted Shares shall end upon a Change in Control. Any restrictions, terms or conditions in this
Section 6 applicable to Restricted Shares generally shall apply to a Senior Participant's Restricted Shares to the extent they are not inconsistent with the provisions of this Section 6(d).

     (e) Phantom Stock Credits. An Eligible Employee who is 60 years of age or older (an "Over 60 Participant") on any Restricted Share Award Date, and who elects to receive Restricted Shares as all or part of his award, shall not be awarded Restricted Shares on that date. Instead, such an Over 60 Participant shall be awarded "Phantom Stock Credits" which will serve as the basis for an award of Restricted Shares two years after such a Restricted Share Award Date (a "Deferred Award Date"), with each Phantom Stock Credit representing the right to receive one share of Restricted Stock. An account shall be established for each Over 60 Participant to show the number of Phantom Stock Credits allocated to him. The award of Phantom Stock Credits allocated to such an account for any specific fiscal year of the Company shall be in an amount that will entitle such Over 60 Participant to the number of Restricted Shares to which such Over 60 Participant would have been entitled to receive under the applicable award formula if such Over 60 Participant had been younger than 60 years of age on the applicable Restricted Share Award Date.

     The number of Phantom Stock Credits in an Over 60 Participant's account shall be adjusted to reflect dividends on the Common Stock on each dividend record date after the applicable Restricted Share Determination Date. The number of additional Phantom Stock Credits allocated to an Over 60 Participant's account for a cash dividend shall equal the total amount of each such dividend imputed to such Over 60 Participant (the per share dividend multiplied by the number of Phantom Stock Credits in such Over 60 Participant's account before such increase) divided by the Market Value of the Common Stock on the record date of the dividend. The number of additional Phantom Stock Credits allocated to an Over 60 Participant's account for a stock dividend shall equal the number of additional shares of Common Stock to which such Over 60 Participant would have been entitled if he had been the holder of a number of shares of Common Stock equal in number to the number of Phantom Stock Credits allocated to his account as of that dividend record date before such increase. The number of Phantom Stock Credits allocated to an Over 60 Participant's account instead of dividends will be added to the total number of such Over 60 Participant's Phantom Stock Credits for calculating future amounts to be allocated in lieu of dividends.

     Over 60 Participants cannot transfer or assign their Phantom Stock Credits awarded under the Plan other than by will or by the laws of descent and distribution. If an Over 60 Participant's employment is terminated (other than a Termination for Aggravated Cause), he shall not forfeit the right to an award of Restricted Shares on any Deferred Award Date, nor shall he forfeit Restricted Shares awarded on any Deferred Award Date, merely because of such a termination. If an Over 60 Participant's employment is terminated before any Deferred Award Date because of death or Disability, such Over 60 Participant (or his beneficiary, personal representative or distributee, as applicable) shall be entitled to receive at the time of such termination a stock certificate for the whole number of shares of Common Stock equal to the number of Phantom Stock Credits then credited to his account (rounded down to the nearest whole number of shares). Any Deferred Award Date shall occur and any applicable Restricted Period for Restricted Shares awarded shall end immediately upon a Change in Control.

     If an Over 60 Participant's termination is a Termination for Aggravated Cause, he shall forfeit the right to an award of Restricted Shares based on any Phantom Stock Credits attributable to his account and shall forfeit all shares of Restricted Shares still subject to a Restricted Period at the time of his Termination for Aggravated Cause. An Over 60 Participant who engages in Competition with the Company before any Deferred Award Date or the end of any Restricted Period shall forfeit his Phantom Stock Credits and Restricted Shares.

     As of any specific Deferred Award Date, each Over 60 Participant shall be awarded that number of shares of Restricted Shares equal to the number of Phantom Stock Credits (rounded down to the nearest whole share) then credited to his account for the applicable award year. Restricted Shares awarded as of any Deferred Award Date shall be subject to all of the previously described terms and restrictions applicable to Restricted Shares, to the extent they are not inconsistent with the provisions of this Section 6(e), except that any applicable Restricted Period shall be for only nine months unless extended during a leave of absence. Over 60 Participants have no rights as stockholders with respect to their Phantom Stock Credits until their Restricted Shares are awarded.

7.   EMPLOYEE STOCK PURCHASE PLAN.

     Solely for purposes of the Code, this Section 7 shall be treated as a separate plan and referred to as the A.G. Edwards, Inc. Employee Stock Purchase Plan ("Employee Stock Purchase Plan"). Notwithstanding anything to the contrary in the Plan, the following provisions shall apply to any options ("Section 423 Options") to purchase Common Stock awarded Participants ("Offering") in accordance with this Section 7:

     (a)  Eligibility.   Section 423 Options awarded in accordance with the
Employee Stock Purchase Plan shall be granted only to Employees. To be eligible for an award of Section 423 Options in any specific Offering, an Employee (a "Stock Purchase Plan Eligible Employee") must: (i) be a full-time Employee or part-time salaried Employee on October 1 and on the Date of Grant (as hereinafter defined) for such Offering and (ii) have one year of employment with the Company or a Subsidiary or one year of experience in the securities industry during the 10 years preceding the Date of Grant for such Offering. Securities industry experience shall include such experience as may be determined by the Administrator.

     Irrespective of any other provision of the Plan or the Employee Stock Purchase Plan, no Section 423 Option may be granted to an Employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary as determined in accordance with
Section 423(b)(3) of the Code; and no Section 423 Option may be granted to any Employee if such option permits the Employee's rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Subsidiary to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000.00) of Market Value of such stock (determined at the time the Section 423 Option is granted) for each calendar year in which such option is outstanding at any time.

     (b) Timing of Offerings. An Offering shall be made for each fiscal year of the Company during the term of the Plan as of the first Business Day in October of each such fiscal year. The total number of shares offered ("Offered Shares") to all Stock Purchase Plan Eligible Employees in any specific Offering shall be determined by the Administrator. Subject to a Stock Purchase Plan Eligible Employee's election to participate in an Offering pursuant to
Section 7(e), Section 423 Options shall be granted to each individual who is a Stock Purchase Plan Eligible Employee on the Date of Grant of any Offering. For purposes of this Section 7, "Date of Grant" shall have the same meaning as set forth in Treasury Regulation 1.421-7(c).

     (c) Amount of Shares Purchasable. Section 423 Options granted to a Participant in connection with any specific Offering shall entitle such Participant to purchase individually at the end of the applicable Offering Period (as hereinafter defined) his proportionate share of the Offered Shares for such Offering, based on the percentage that his individual contributions represent of the total contributions of all Stock Purchase Plan Eligible Employees with respect to such Offering; provided, however, a Stock Purchase Plan Eligible Employee may not purchase more than $25,000 worth of Common Stock as provided in Section 7(a).

     Only full shares of Common Stock may be purchased, and no fractional shares will be issued; provided, any amounts not used to purchase Common Stock shall be refunded on terms established by the Administrator. If any Offering is oversubscribed, any amount received from any Participant that is not used to purchase Common Stock shall be refunded on terms established by the Administrator. No Section 423 Option awarded in accordance with the terms of the Employee Stock Purchase Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable only by the Participant to whom it is granted or by a transferee as permitted herein.

     (d) Purchase Price. The price ("Purchase Price") per share at which Participants can purchase Common Stock pursuant to their Section 423 Options granted with respect to any specific Offering shall be the lesser of the following two amounts: (1) the greater of (A) 85% of the Market Value of the Common Stock on the applicable Date of Grant, or (B) 85% of the average of the Market Values of the Common Stock on the first Business Day of each month for thirteen (13) consecutive months from and including the month of the applicable Date of Grant; and (2) 85% of the Market Value on the first Business Day in October of the next year after the applicable Date of Grant.

     (e) Participation and Contributions. To participate in any specific Offering, a Stock Purchase Plan Eligible Employee must elect to contribute between 1% and 10% of his total cash compensation (based on salary, commission, bonus and overtime) paid during the period from the applicable Date of Grant until the first Business Day in October of the next year after such date (an "Offering Period").

     During any Offering Period, a Participant may not increase or decease his contributions; provided, he may stop future contributions for the remainder of such Offering Period and either use amounts contributed up to that date to purchase Common Stock at the end of the Offering Period, or request a refund of the total amount contributed during such Offering Period. A Participant may request a refund of all, but not less than all, of his contributions prior to the end of any specific Offering Period, in which case he would cease to be a Participant in that Offering. If a Participant's employment is terminated prior to the end of a specific Offering Period, he will not be able to continue participation in that Offering, and contributions with respect to that Offering will be automatically refunded.

     The Administrator may establish and adopt uniform rules and forms relating to how and when elections, contributions, withdrawals and refunds may be made by or paid to Participants. All employees granted Section 423 Options under the Employee Stock Purchase Plan shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

     (f) Purchase of Stock. Common Stock shall be purchased automatically for Participants using their accumulated contributions to the maximum possible extent at the end of any specific Offering Period. Participants must be Employees at the end of a specific Offering Period to purchase Common Stock in the Offering.

     (g) Reporting Person Restrictions and Limitations. Notwithstanding any provision contained in this Section 7 to the contrary, the terms of this Section 7(g) shall apply to any Section 423 Options granted to any Reporting Person.

          (1) Refunds. If a Reporting Person who is a Participant in the Employee Stock Purchase Plan requests a refund pursuant to Section 7(e), such Participant must cease further purchases in the Employee Stock Purchase Plan for six (6) months, or the Common Stock so distributed must be held by such Participant six (6) months prior to disposition, unless otherwise permitted under Rule 16b-3(d)(2)(i)(B).

          (2) Termination of Participation. If a Reporting Person who is a Participant in the Employee Stock Purchase Plan ceases participation in the Employee Stock Purchase Plan, such Participant may not participate again for at least six (6) months.

8.   OTHER BENEFITS.

     A Disinterested Administrator may award Common Stock or the right to acquire Common Stock to any Employee upon such terms and conditions as such Disinterested Administrator in its discretion shall determine. Such awards may consist of any single Benefit, or a combination of the Benefits, described in the preceding sections (in addition to the award of any such Benefits pursuant to the terms, conditions and formulae contained in such preceding sections), or any other right to acquire Common Stock (including, without limitation, options granted in the form of "Incentive Stock Options" which are intended to qualify as incentive stock options within the meaning of Section 422A of the Code or stock appreciation rights), and may be subject to any conditions such Disinterested Administrator may prescribe, such as a right of first refusal by the Company to repurchase the shares; provided, however, that any Benefit awarded in accordance with the provisions of the Plan which grants the right to purchase shares of Common Stock, except any Benefit which is subject to restrictions that in the aggregate would amount to a substantial risk of forfei ture for purposes of Section 83 of the Code, shall require that the price at which the Participant may purchase such shares shall be at least 85% of the Market Value of such shares as determined by such Disinterested Administrator at the time such benefit is awarded.

     The Administrator may make any type of awards that can be made by a Disinterested Administrator; provided, unless the Plan is amended as provided below, such awards are made only to Employees who are not Reporting Persons.
The Board of Directors may amend the Plan, from time to time as provided or limited herein, (i) to change any terms, conditions or formulae pursuant to which an award of Benefits as described in the preceding sections may be awarded (either increasing or decreasing the amount of such awards); provided, such changes comply with Rule 16b-3 and/or (ii) to provide terms, conditions and a formula (complying with Rule 16b-3) pursuant to which any right to acquire Common Stock (including, without limitation, Incentive Stock Options and stock appreciation rights) may be awarded, in addition to the Benefits described in the preceding sections. If any such amendments are made, the awards of Benefits authorized by such amendments may be administered by the Administrator.

9.   SHARES SUBJECT TO PLAN.

     Subject to the provisions of Section 10 (relating to adjustment for changes in capital stock), the maximum number of shares that may be issued under the Plan (including shares to be issued under the Employee Stock Purchase Plan) shall not exceed in the aggregate twenty-six million three hundred twenty-eight thousand one hundred and twenty-five (26,328,125) shares of Common Stock of the Company. Such shares may be unissued shares or treasury shares.

     If there is a lapse, expiration, termination or cancellation of any Benefit without the issuance of shares, or if shares are issued in connection with any Benefit and later are reacquired by the Company pursuant to rights reserved on issuance, the shares subject to or reserved for such Benefit may again be used in connection with the grant of any of the Benefits described in this Plan; provided, that in no event may the number of shares of Common Stock issued under this Plan exceed twenty-six million three hundred twenty-eight thousand one hundred and twenty-five (26,328,125), subject to adjustment as described in
Section 10.

10.  ADJUSTMENT UPON CHANGES IN STOCK.

     If any change is made in the shares of Common Stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to: (i) the kind and maximum number of shares subject to the Plan, (ii) the kind and number of shares and price per share of stock subject to each outstanding Benefit, (iii) the number of Offered Shares referred to in
Section 7(b) and (iv) any other amount herein which is so indicated. Any increase in the shares, or the right to acquire shares, as the result of such an adjustment shall be subject to the same terms and conditions that apply to the Benefit for which such increase was received. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.
11.  AMENDMENT OF THE PLAN.

     Except as provided below, the Board of Directors of the Company may at any time amend the Plan (including the provisions of the Employee Stock Purchase
Plan); provided, the Board may not, without approval (within twelve months before or after the date of such change) of such number of the stockholders as may be required by either federal income tax or securities law for any particular amendment: (a) increase the maximum number of shares of Common Stock in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Section 10, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.

     If required to qualify the Plan under Rule 16b-3, no amendment to the Plan shall be made more than once every six months that would change the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan, other than to comport with changes in the Code, the Employment Retirement Income Security Act of 1974 (as amended), or the rules thereunder.

12.  TERMINATION OF THE PLAN.

     The Plan shall continue in force until it is terminated by the Board of Directors. The Board of Directors may terminate or suspend the Plan (including the Employee Stock Purchase Plan) at any time. No Benefit shall be awarded after termination of the Plan. Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

13.  WITHHOLDING TAX.

     The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments.

14.  RULES OF CONSTRUCTION.

     The terms of the Plan shall be construed in accordance with the laws of the State of Missouri; provided, that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options; provided, further, that the terms of Section 7 of the Plan shall be construed first in accordance with the meaning under, and in a manner that will result in the Employee Stock Purchase Plan satisfying the requirements of, the Code governing such plans. The Plan is intended to qualify under Rule 16b-3 and shall be interpreted and administered in a manner consistent with such intention. Unless otherwise expressly provided, any calculation required by any provision of the Plan shall be rounded down to the nearest whole number. Any word contained in the text of the Plan shall be read in the singular or plural or as masculine, feminine or neuter as may be applicable or permissible in the particular context.

15.  NONTRANSFERABILITY.

     Each Option or similar right (including a Stock Appreciation Right) granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

16.  EFFECTIVE DATE.

     The Plan originally became effective as of April 21, 1988. The Plan as currently revised and restated shall become effective on the date stated on the first page hereof.

                         CERTIFICATION

     The undersigned hereby certifies that the foregoing A.G. Edwards, Inc. 1988 Incentive Stock Plan (as amended and restated) is restated in a form that reflects separate amendments thereto duly adopted by the Board of Directors of A.G. Edwards, Inc. on February 24, 1995, and by the stockholders of A.G. Edwards, Inc. on June 22, 1995.

     IN WITNESS WHEREOF, the undersigned has executed this Certification this 5th day of July, 1995.



                              /s/ Douglas L. Kelly

                              Douglas L. Kelly, Secretary